2002 PEOPLES BANCORP INC. STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT
                        Director of PEOPLES BANCORP INC.
                          (Non-Qualified Stock Option)

     This stock option agreement ("AGREEMENT") is made to be effective as of April 11, 2002, by and between the COMPANY and __________________(the "OPTIONEE"). Terms in appearing in bold capital letters shall have the meanings as defined in the Peoples Bancorp Inc. 2002 Stock Option Plan (the "PLAN").

                                   WITNESSETH:

     Whereas, the BOARD OF DIRECTORS adopted the PLAN on February 14, 2002; and

     Whereas, the shareholders of the COMPANY, upon the recommendation of the BOARD, approved the PLAN at the Annual Meeting of Shareholders held on April 11, 2002; and

     Whereas, pursuant to the provisions of the PLAN, each member of the BOARD OF DIRECTORS who is not an employee of the COMPANY is to be granted a STOCK OPTION to acquire SHARES of the COMPANY in accordance with the provisions of the PLAN;

     Now, Therefore, in consideration of the premises, the parties hereto make the following agreements, intending to be legally bound thereby:

         Section 1      Grant of STOCK OPTION.

     The COMPANY hereby grants to the OPTIONEE a STOCK OPTION to purchase 1,000 (One Thousand) SHARES of the COMPANY. This STOCK OPTION is not intended to qualify as an incentive STOCK OPTION under Section 422 of the CODE.

         Section 2      Terms and Conditions of the STOCK OPTION.

          (A) Exercise Price. The exercise price to be paid by the OPTIONEE to the COMPANY upon the exercise of the STOCK OPTION shall be $28.33 per SHARE (the "EXERCISE PRICE"), subject to further adjustment as provided herein.

          (B) Exercise of the STOCK OPTION. The STOCK OPTION may be exercised in full on or after April 11, 2003, subject to Section 2(C) below.

     In the event of a CHANGE IN CONTROL, the STOCK OPTION shall become exercisable in full, whether or not then exercisable by its terms, immediately upon consummation of the CHANGE IN CONTROL.

     The grant of this STOCK OPTION shall not confer upon the OPTIONEE any right to continue as a director of the COMPANY or any SUBSIDIARY, nor limit in any way the right of the COMPANY or the shareholders of the COMPANY to terminate his status as a director in accordance with law or the governing corporate documents of the COMPANY.

          (C) STOCK OPTION Term. This STOCK OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this AGREEMENT.

          (D) Method of Exercise. To the extent that it is exercisable, this STOCK OPTION may be exercised by mailing or delivering to the COMMITTEE a written notice of exercise, signed by the OPTIONEE, or in the event of the death of the OPTIONEE, by such other person as is entitled to exercise the STOCK OPTION. The notice of exercise shall state the number of SHARES in respect of which the STOCK OPTION is being exercised, and shall either be accompanied by the payment of the full EXERCISE PRICE of such SHARES, or shall fix a date (not more than 10 business days from the date of the notice) for the payment of the full EXERCISE PRICE of the SHARES being purchased. The EXERCISE PRICE may be paid in cash, or by the transfer by the OPTIONEE to the COMPANY of free and clear SHARES already owned by the OPTIONEE and having a FAIR MARKET VALUE on the exercise date equal to the EXERCISE PRICE, or by a combination of cash and SHARES already owned by the OPTIONEE equal in the aggregate to the EXERCISE PRICE for the SHARES being purchased.

         Section 3 Adjustments and Changes in the SHARES subject to the STOCK OPTION.

     In the event there is any change in SHARES resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, the number of SHARES subject to the STOCK OPTION, and the EXERCISE PRICE of the SHARES, shall be appropriately adjusted to reflect such change.

         Section 4      Non-Assignability of the STOCK OPTION.

     This STOCK OPTION may not be transferred or assigned other than (i) by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the CODE or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended. Subject to the foregoing, during the lifetime of the OPTIONEE, this STOCK OPTION may be exercised only by the OPTIONEE, the OPTIONEE's guardian, or the OPTIONEE's legal representative.

         Section 5      Exercise After OPTIONEE Ceases to be a Director.

          (A) If the OPTIONEE ceases to be a director of the COMPANY or any SUBSIDIARY due to (a) Death; (b) DISABILITY and the director has at least three (3) years of continuous service; or (c) Retirement, and the director has at least five (5) years of continuous service; then the STOCK OPTION granted to the OPTIONEE under this Agreement may be exercised in full, whether or not then exercisable by its terms, on or before the earlier of
     (i) expiration of the term of the STOCK OPTION, or (ii) twelve (12) months after the date the OPTIONEE ceases to be a director.

          (B) If the OPTIONEE voluntarily ceases to be a director of the COMPANY or any SUBSIDIARY, then only the STOCK OPTION subject to exercise immediately prior to the termination may be exercised on or before the earlier of (i) expiration of the term of the STOCK OPTION, or (ii) twelve
     (12) months after the date the OPTIONEE ceases to be a director.

          (C) If the OPTIONEE ceases to be a director of the COMPANY or any SUBSIDIARY due to Cause, all unexercised STOCK OPTIONS shall immediately terminate.

         Section 6       Restrictions on Exercise.

     Anything   contained  in  this  AGREEMENT  or  elsewhere  to  the  contrary notwithstanding:

          (A) The STOCK OPTION shall be exercisable only for the purchase of any SHARES which, at the time of such exercise and purchase:

               (i) Are registered under the Securities Act of 1933, as amended (the "ACT"); and

               (ii) Are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

               (iii) Satisfy the laws of any state applicable to such exercise and purchase.

          (B) If any SHARES subject to the STOCK OPTION are sold or issued upon the exercise thereof to a person who, at the time of such exercise or thereafter, is an affiliate of the COMPANY for purposes of Rule 144 promulgated under the ACT, or are sold and issued in reliance upon exemptions under the securities laws of any state, then upon such sale and issuance:

               (i) Such SHARES shall not be transferable by the holder thereof, and neither the COMPANY nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the COMPANY shall have received an opinion from its counsel to the effect that any such transfer would not violate the ACT or the applicable laws of any state; and

               (ii) The COMPANY may cause each certificate evidencing such SHARES to bear a legend reflecting the applicable restrictions on the transfer thereof.

          (C) Any certificate issued to evidence SHARES as to which the STOCK OPTION has been exercised may bear such legends and statements as the COMPANY shall deem advisable to insure compliance with applicable federal and state laws and regulations.

          (D) Nothing contained in this AGREEMENT or elsewhere shall be construed to require the COMPANY to take any action whatsoever to make the STOCK OPTION exercisable or to make transferable any SHARES purchased and issued upon the exercise of the STOCK OPTION.

         Section 7      Rights of the OPTIONEE as a Shareholder.

     The OPTIONEE shall have no rights or privileges as a shareholder of the COMPANY with respect to any SHARES of the COMPANY covered by the STOCK OPTION until the date of issuance and delivery of a certificate to the OPTIONEE evidencing such SHARES.

         Section 8      PLAN as Controlling.

     All terms and conditions of the PLAN applicable to the STOCK OPTION which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         Section 9      Governing Law.

     This AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         Section 10     Rights and Remedies Cumulative.

     All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         Section 11     Captions.

     The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are no way to be construed as a part of this AGREEMENT.

         Section 12     Notices and Payments.

     All payments required or permitted to be made under the provisions of this AGREEMENT, and all notices and communications required or permitted to be given or delivered under this AGREEMENT to the COMPANY or to the OPTIONEE, which notices or communications must be in writing, shall be deemed to have been given if delivered by hand, or mailed by first-class mail (postage prepaid), addressed as follows:

          (A) If to the COMPANY, to:

                           Peoples Bancorp Inc.
                           Attn.:  Compensation Committee
                           138 Putnam Street
                           P. O. Box 738
                           Marietta, Ohio 45750-0738

          (B) If to the OPTIONEE, to the address of the OPTIONEE set forth at the conclusion of this AGREEMENT.

     The COMPANY or the OPTIONEE may, by notice given to the other in accordance with this AGREEMENT, designate a different address for making payments required or permitted to be made, and for the giving of notices or other communications, to the party designating such new address. Any payment, notice or other communication required or permitted to be given in accordance with this AGREEMENT shall be deemed to have been given on the date of received by the COMPANY if by delivered by hand, or on the date of the postmark stamped on the envelope by the U.S. Postal Service (metered dates not being acceptable) when placed in the U.S. Mail, addressed, and mailed as provided in this AGREEMENT.

         Section 13     Severability.

     If any provision of this AGREEMENT, or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         Section 14     Number and Gender.

     When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

         Section 15     Entire Agreement.

     This AGREEMENT constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the STOCK OPTION granted herein, and supersedes all prior and contemporaneous agreements or understandings between the parties hereto in connection with the STOCK OPTION granted herein. No change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.


     In Witness Whereof, the parties hereto have caused this AGREEMENT to be executed to be effective as of the date first written above.

COMPANY:                                        OPTIONEE:
PEOPLES BANCORP INC.,
  an Ohio corporation




_______________________________________         ______________________________
Secretary to the Compensation Committee         Optionee Signature


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                                                Street Address


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                                                City, State, and Zip Code